As filed with the Securities and Exchange Commission on March 8, 2016

Securities Act Registration No. 333-205324

Investment Company Act Reg. No. 811-23068

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 8

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 10

(Check appropriate box or boxes.)

Pointbreak ETF Trust

(Exact Name of Registrant as Specified in Charter)

915 Creed Road, Oakland CA 94610

(Address of Principal Executive Offices) (Zip Code)

(510) 414-5153

(Registrant’s Telephone Number, including Area Code)

Heather Harker

Secretary

Pointbreak Advisers LLC

1500 West Avenue, Richmond VA 23220

(Name and Address of Agent for Service)

Copies to:

W. Thomas Conner

Reed Smith LLP

1301 K Street, NW

Washington, DC 20005

Phone: (202) 414-9208

Facsimile:

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement. It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION	MARCH 8, 2016

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

PBAG*

POINTBREAK

AGRICULTURE COMMODITY

STRATEGY FUND

PROSPECTUS

XX.XX.2016

POINTBREAK ETF TRUST

*   Principal U.S. Listing Exchange: BATS Global Markets, Inc.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT PRODUCTS: • ARE NOT FDIC INSURED • MAY LOSE VALUE • ARE NOT BANK GUARANTEED

ABOUT THIS PROSPECTUS

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

POINTBREAK AGRICULTURE COMMODITY STRATEGY FUND

FUND SUMMARY

Investment Objective

The Pointbreak Agriculture Commodity Strategy Fund (the “Fund”) seeks to provide total return that exceeds that of the Solactive Agriculture Commodity Index. The Fund will seek excess return above the Solactive Agriculture Commodity Index primarily through the active management of short duration highly liquid, high quality bonds.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)(2)
Management Fees	[0.—	%]
Distribution (Rule 12b-1) Fees	[0.—	%]
Other Expenses(1)(2)	[0.—	%]
Total Annual Fund Operating Expenses	[0.—	%]
Fee Waiver and Expense Reimbursement(3)	[0.—	%]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	[0.—	%]

(1)	The Other Expenses are estimated amounts for the current fiscal year, as the Fund has not commenced operations as of the date of this prospectus.

(2)

Other Expenses include the estimated brokerage fees paid by the Fund for the purchase and sale of Agriculture Commodities Futures held by the Subsidiary. The estimated brokerage fees are approximately 0.02% of the Fund’s Annual Operating Expenses. The Other Expenses also include direct expenses for maintaining the Subsidiary. The estimated expenses for the maintaining the Subsidiary are approximately 0.01% of the Fund’s Annual Operating Expenses. The remaining Other Expenses are costs paid to the Fund’s and Subsidiary’s custodian and transfer agent, the Fund’s distributor, independent accountants and the Benchmark provider.

1

(3)

Pointbreak Advisers LLC (the “Adviser”) has contractually agreed to waive or reduce its fees and to reimburse the Fund for its expenses until December 31, 2017, so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, expenses related to short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) of the Fund are limited to [0.XX%] of average net assets. After such date, the expense limitation may be renewed, terminated or revised by the Adviser. The Adviser is permitted to recoup from the Fund previously waived advisory fees or reimbursed expenses for three years from the fiscal year in which fees were waived or expenses reimbursed, as long as such recoupment does not cause the Fund’s Operating Expenses to exceed the expense cap that was applicable during the period in which the fees were waived or expenses were reimbursed. The Expense Limitation Agreement may not be terminated by any of the parties to the Agreement, including the Board of Trustees, prior to December 31, 2017.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 year	3 years
[$—]	[$—](1)

(1)	The 1 Year example is calculated with the expectation that the Expense Limitation Agreement will not be in place after December 31, 2017.

2	Prospectus Xxxx XX, 2016

Portfolio Turnover

The Fund pays transaction costs, such as brokerage fees and commissions, when it buys and sells futures contracts and securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide total return that exceeds that of a benchmark, the Solactive Agriculture Commodity Index (the “Benchmark”) over time. The Fund will seek total return in excess of that of the Benchmark primarily through the active management of a portfolio of Treasury bills, other Government securities, cash, money market funds or short-term bond funds with similar investments, highly rated corporate or other non-Government fixed-income securities, with maturities up to 12 months. The Fund is not an index tracking exchange-traded fund and is not required to invest in the specific components of the Benchmark. However, the Fund will generally seek to maintain a portfolio of instruments similar to those included in the Benchmark and will seek exposure to commodities included in the Benchmark.

The Benchmark is a rules-based index composed of futures contracts on 11 heavily traded agriculture commodities including cocoa, coffee, corn, cotton, feeder cattle, hard red winter wheat, lean hogs, live cattle, soybeans, sugar and soft red winter wheat. Commodities are investable assets with tangible, physical properties. Futures contracts on commodities (“Agriculture Commodities Futures”) generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, a cash equivalent) at a pre-determined future date and price. The value of Agriculture Commodities Futures is based upon the price movements of the underlying commodities If the price of a long-term futures contract is greater than the near-term futures price, the market is considered to be in “contango.” If the price of a long-term futures contract is less than the near-term futures price, the market is considered to be in “backwardation.” The Benchmark will seek to increase the weightings of those commodities whose futures markets display the most backwardation, or the least contango, among the 11 commodities. The Benchmark will further seek to select the contract month, for each specific

3

commodity, among the next 13 months that display the most backwardation, or the least contango, and does not attempt to always own those contracts that are closest to expiration.

The Fund utilizes a subsidiary (the “Subsidiary”) for purposes of investing in Agriculture Commodities Futures. The Subsidiary is a limited partnership operating under Cayman Islands law. The Subsidiary is wholly owned and controlled by the Fund and is advised by the Adviser. The Fund will use its discretion on how much of its total assets to invest in the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Agriculture Commodities Futures returns within the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such instruments. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions. Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary.

Although the Fund, through the Subsidiary, will generally invest in Agriculture Commodities Futures that are components of the Benchmark, the Fund and the Subsidiary will be actively managed and will not be required to invest in all or limit their investments solely to such Agriculture Commodities Futures. In this regard, the Fund and the Subsidiary may hold the same Agriculture Commodities Futures in approximately, but not exactly, the same weights as the Benchmark. The Fund and the Subsidiary will generally hold such Agriculture Commodities Futures with the same maturity as the Benchmark, but may select a different month of maturity in seeking to achieve better performance than the Benchmark.

After investing in the Subsidiary, the Fund seeks to exceed the performance of the Benchmark by investing the remaining assets directly in cash, cash-like instruments and high quality securities that provide liquidity and have differing maturity rates, with the Adviser actively managing such investments to outperform the fixed income component of the Benchmark. The Fund will hold such instruments directly, whereas the Subsidiary will hold Agriculture Commodities Futures as well as such instruments.

The Fund may also enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A

4	Prospectus Xxxx XX, 2016

repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations.

Concentration Policy: The Fund may not concentrate its investments (i.e, invest more than 25% of the value of its total assets) in securities of issuers in any one industry or group of industries. This restriction will not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or securities of other investment companies.

Principal Risks

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Investors should be aware that investing in futures contracts is substantially risky.

Cash Transaction Risk. Unlike many ETFs, the Fund generally requires creations and redemptions to settle for cash, rather than in-kind, due to the nature of the Fund’s investments. As such, an investment in Shares will be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a futures commission merchant (“FCM”)). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all.

Collateral Securities Risk. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities,

5

including bills, notes and bonds issued by the U.S. Treasury. Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the Fund.

Money market funds and other short-term bond funds are subject to management fees and other expenses, and the Fund’s investments in such market funds will cause it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund may seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest, as well as credit risk.

Commodity Pool Registration Risk. Under regulations promulgated by the CFTC, the Subsidiary and the Fund will be considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and will manage both the Fund and the Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO imposes additional compliance obligations, which could increase costs and may affect the operations and financial performance of the Fund. Additionally, the Subsidiary’s positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

6	Prospectus Xxxx XX, 2016

Derivatives Risk. The Fund’s use of futures contracts (i.e., Agriculture Commodities Futures), which are derivative instruments, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to commodities or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain.

Futures Contract Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying commodity; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash or must sell securities to meet those margin requirements; (vi) the possibility that a failure to close a position may result in the Fund receiving an illiquid commodity; and (vii) unfavorable execution prices from rapid selling.

Gap Risk. The Fund is subject to the risk that a commodity price will change between periods of trading. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.

Interest Rate Risk. The Fund’s investments in U.S. Government and other fixed-income securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. For example, the value of fixed-income securities generally decrease when interest rates rise, which may cause the Fund’s value to decrease. Also, investments in fixed-income securities with longer maturities fluctuate more in response to interest rate changes.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

7

Leverage Risk. The Subsidiary may invest in portfolio investments that can give rise to a form of economic leverage. Because derivatives may have a component of economic leverage, adverse changes in the value or level of the underlying asset can result in the magnification of gains or losses on the investment held by the Fund, and may potentially result in a loss greater than the amount invested in the derivative itself. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet any required asset segregation requirements when it may not be advantageous for the Fund to do so.

Market Risk. The Fund’s holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Management Risk. The Adviser applies investment techniques and risk analyses in making investment decisions for the Fund. There can be no guarantee that these decisions will produce the desired results.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide total return that exceeds that of the Benchmark over time. In pursuing its investment strategy, particularly when “rolling” futures contracts, the Fund may engage in frequent trading of its portfolio securities, resulting in a high portfolio turnover rate. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund or an increase in taxable capital gain distributions to the Fund’s shareholders.

8	Prospectus Xxxx XX, 2016

Strategy Risk. The design of the Benchmark is such that each time the Benchmark is rebalanced and/or reconstituted, the Fund’s portfolio of Agriculture Commodities Futures must also be rebalanced and/or reconstituted to reflect the changing composition of the Benchmark. In the event of a commodity futures market where near month contracts to expire trade at a higher price than next month contracts to expire, a situation referred to as “backwardation,” then absent the impact of the overall movement in commodity prices, the value of the Benchmark would tend to rise as it approaches expiration. As a result, the Fund may benefit because it would be selling more expensive contracts and buying less expensive ones on an ongoing basis. Conversely, in the event of a commodity futures market where near month contracts trade at a lower price than next month contracts, a situation referred to as “contango,” then absent the impact of the overall movement in commodity prices, the value of the Benchmark would tend to decline as it approaches expiration. As a result, the Fund’s total return may be lower than might otherwise be the case because it would be selling less expensive contracts and buying more expensive ones. The impact of backwardation and contango may cause the total return of the Fund to vary significantly from the total return of other price references, such as the spot price of the commodities comprising the Benchmark. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, this could have a significant negative impact on the Fund’s NAV and total return.

Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act; therefore, the Fund will not receive all protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Tax Risk. To qualify as a regulated investment company (“RIC”), the Fund must meet certain requirements concerning the source of its income. The Fund’s investment in the Subsidiary is intended to provide exposure to commodities in a manner consistent with the “qualifying income” requirement applicable to RICs. The Internal Revenue Service (“IRS”) has ceased issuing private revenue rulings regarding whether the use of subsidiaries by investment companies to invest in commodity-linked instruments constitutes qualifying income. If the IRS determines

9

that this source of income is not “qualifying income,” the Fund may cease to qualify as a RIC. Failure to qualify as a RIC could subject the Fund to adverse tax consequences, including a federal income tax on its net income at regular corporate rates, as well as a tax to shareholders on such income when distributed as an ordinary dividend.

THE FUND INTENDS TO MEET THE REQUIREMENTS NECESSARY TO QUALIFY FOR FAVORABLE TAX TREATMENT AS A “REGULATED INVESTMENT COMPANY,” OR “RIC” UNDER SUBCHAPTER M OF THE INTERNAL REVENUE CODE. AS SUCH, THE FUND MUST SATISFY, AMONG OTHER REQUIREMENTS, CERTAIN ONGOING ASSET DIVERSIFICATION, SOURCE-OF-INCOME AND ANNUAL DISTRIBUTION REQUIREMENTS. IF THE FUND FAILS TO SATISFY SUCH REQUIREMENTS, IT MAY LOSE ITS STATUS AS A REGULATED INVESTMENT COMPANY, AND IN SUCH CASE, ALL OF ITS TAXABLE INCOME WOULD BE SUBJECT TO U.S. FEDERAL INCOME TAX AT REGULAR CORPORATE RATES WITHOUT ANY DEDUCTION FOR DISTRIBUTIONS TO SHAREHOLDERS. DISQUALIFICATION AS A RIC WOULD HAVE A MATERIAL ADVERSE EFFECT ON THE VALUE OF THE FUND’S SHARES AND THE FUND’S DISTRIBUTION AMOUNTS.

Valuation Risk. During periods of reduced market liquidity or readily available market quotations, the Fund’s ability to obtain reliable, objective pricing data and to value its holdings becomes more difficult. Consequently, while valuation determinations made by the Adviser (using fair value procedures adopted by the Board of Trustees (the “Board”) of the Pointbreak ETF Trust (the “Trust”)) may be done in good faith, it may be difficult for the Fund to accurately assign a daily value to its holdings.

Performance Information

The Fund is new and therefore does not have performance history for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.pointbreakETFs.com and will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Investment Adviser

Pointbreak Advisers LLC (the “Adviser”) serves as the investment adviser to the Fund.

10	Prospectus Xxxx XX, 2016

Portfolio Manager

Jason LaMacchia, Portfolio Manager, has been the Fund’s portfolio manager since             , 2016.

Purchase and Sale of Fund Shares

Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the BATS. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of 50,000 shares (“Creation Units”), for Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The distributions made by the Fund are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of the Fund’s shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

11

ADDITIONAL INFORMATION ABOUT THE FUND’S STRATEGIES AND RISKS

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide total return that exceeds that of a benchmark, the Solactive Agriculture Commodity Index (the “Benchmark”) over time. The Fund will seek total return in excess of that of the Benchmark primarily through the active management of a portfolio of Treasury bills, other Government securities, cash, money market funds or short-term bond funds with similar investments, highly rated corporate or other non-Government fixed-income securities, with maturities up to 12 months. The Fund is not an index tracking exchange-traded fund and is not required to invest in the specific components of the Benchmark. However, the Fund will generally seek to maintain a portfolio of instruments similar to those included in the Benchmark and will seek exposure to commodities included in the Benchmark.

The Benchmark is a rules-based index composed of futures contracts on 11 heavily traded agriculture commodities including cocoa, coffee, corn, cotton, feeder cattle, hard red winter wheat, lean hogs, live cattle, soybeans, sugar and soft red winter wheat. Commodities are investable assets with tangible, physical properties, such as agricultural produce and livestock. Futures contracts on commodities (“Agriculture Commodities Futures”) generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, a cash equivalent) at a pre-determined future date and price. The value of Agriculture Commodities Futures is based upon the price movements of the underlying commodities If the price of a long-term futures contract is greater than the near-term futures price, the market is considered to be in “contango.” If the price of a long-term futures contract is less than the near-term futures price, the market is considered to be in “backwardation.” The Benchmark will seek to increase the weightings of those commodities whose futures markets display the most backwardation, or the least contango, among the 11 commodities. The Benchmark will further seek to select the contract month, for each specific commodity, among the next 13 months that display the most backwardation, or the least contango, and does not attempt to always own those contracts that are closest to expiration.

The Fund utilizes a subsidiary (the “Subsidiary”) for purposes of investing in Agriculture Commodities Futures. The Subsidiary is a limited

12	Prospectus Xxxx XX, 2016

partnership operating under Cayman Islands law. The Subsidiary is wholly owned and controlled by the Fund and is advised by the Adviser. The Fund will use its discretion on how much of its total assets to invest in the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Agriculture Commodity Futures returns within the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such instruments. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions. Except as noted, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of its Subsidiary.

Although the Fund, through the Subsidiary, will generally invest in Agriculture Commodities Futures that are components of the Benchmark, the Fund and the Subsidiary will be actively managed and will not be required to invest in all or limit its investments solely to such Agriculture Commodities Futures. In this regard, the Fund and the Subsidiary may hold the same Agriculture Commodities Futures in approximately, but not exactly, the same weights as the Benchmark. The Fund and the Subsidiary will generally hold such Agriculture Commodities Futures with the same maturity as the Benchmark, but may select a different month of maturity in seeking to achieve better performance than the Benchmark.

Futures contracts, by their terms, reflect the expected future value of a reference asset. Agriculture Commodities Futures reflect the value of price movements of the underlying commodity (which serves as the reference asset) on which the contract is based. These contracts are agreements between two parties where one party agrees to buy, and the other to sell, a set amount of the reference asset (or, in some instances, a cash equivalent) at a pre-determined price (the “spot price”) on a pre-determined future date (the “expiration date”). As the expiration date for a futures contract draws closer, an investor wishing to maintain its exposure to that commodity will close out its position in the expiring futures contract and open a new position in a futures contract with a later expiration date. This process is referred to as “rolling.”

In general, as the time to the expiration date of a futures contract draws closer, the price of the futures contract will tend towards its spot price. If the price of a long-term futures contract is greater than the near-term futures price, the market is considered to be in “contango.” If the price

13

of a long-term futures contract is less than the near-term futures price, the market is considered to be in “backwardation.” In “contango” markets, the price of futures contracts with expiration dates in the near term generally is lower than the price of futures contracts with more distant expiration dates, resulting in a cost to “roll” the futures contract by replacing the near-term contract with the long-term contract (the “roll cost”). The opposite is true when the market is in backwardation, resulting in a gain from rolling the futures contract (the “roll yield”). Whether an investor realizes roll costs or roll yields depends upon the price differences between near-term and long-term contracts. Rather than roll the futures contracts on a predefined schedule, the Subsidiary will roll to another futures contract (which the Adviser selects from a universe of futures contracts with expiration dates as far away as 13 months from the time of purchase) that the Adviser believes will generate the greatest roll yield. However, there can be no guarantee that such a strategy will produce the desired results.

After investing in the Subsidiary, the Fund seeks to exceed the performance of the Benchmark by investing the remaining assets directly in cash, cash-like instruments and high quality securities that provide liquidity and have differing maturity rates, with the Adviser actively managing such investments to outperform the fixed income component of the Benchmark. The Fund will hold such instruments directly, whereas the Subsidiary will hold Agriculture Commodities Futures as well as such instruments.

The Fund may also enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations.

Principal Risks of Investing in the Fund

The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Cash Transaction Risk. Unlike most ETFs, the Fund currently intends to allow creations and redemptions to settle for cash, rather than in-kind because of the nature of the Fund’s investments. As such, an investment

14	Prospectus Xxxx XX, 2016

in Shares will be less tax efficient than investments in shares of conventional ETFs, and there may be a substantial difference in the after-tax rate of return between the Fund and conventional ETFs.

Clearing Broker Risk. The Subsidiary will invest in certain derivatives that are traded on an exchange; in such cases, a clearing organization acts as the counterparty. For Agriculture Commodities Futures, the Fund’s obligation is to the FCM that carries the Fund’s account, whose obligation is in turn to the clearing organization. The Fund’s investments therefore introduce the risk that its FCM would default on an obligation to the Fund, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts. The risk exists at, and from the time that, the Fund enters into a contractual arrangement with its FCM to bring about the settlement and clearing of futures contracts. The FCM may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to futures positions.

Collateral Securities Risk. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities, which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Money market funds are subject to management fees and other expenses, and the Fund’s investments in money market funds will cause

15

it to bear proportionately the costs incurred by the money market funds’ operations while simultaneously paying its own management fees and expenses. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Money market funds may not have the value of their investments remain at $1.00 per share; it is possible to lose money by investing in a money market fund. Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt securities carry both credit risk and interest rate risk.

Commodity Pool Registration Risk. The Fund’s and the Subsidiary’s investments will cause each to be deemed to be a commodity pool, thereby subjecting the Fund and the Subsidiary to regulation under the Commodity Exchange Act and CFTC rules. The Subsidiary’s positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses. The Adviser is registered as a CPO, and it will operate the Fund and the Subsidiary in accordance with CFTC rules. Registration as a CPO subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary. However, the Fund’s and Subsidiary’s status as commodity pools and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective.

Derivatives Risk. The Fund’s use of derivative instruments (i.e., Agriculture Commodities Futures) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to commodities. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the asset underlying the derivative instrument. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, with the performance of the commodities markets or to the performance of the overall securities market. Recent legislation calls for new regulation

16	Prospectus Xxxx XX, 2016

of the derivatives markets. The full extent and impact of the regulation is not yet known and may not be known for some time, but may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Futures Contract Risk. The successful use of a futures contract depends upon the Adviser’s skill and experience with respect to such instruments. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. Such risks include:

(i) an imperfect correlation between the value of the futures contract and the value of the underlying commodity;

(ii) possible lack of a liquid secondary market for a futures contract;

(iii) the inability to open or close a futures contract or cash commodity position when desired;

(iv) losses caused by unanticipated market movement, which may result in losses in excess of the amount invested in the futures contract (and potentially may be unlimited);

(v) in the event of adverse price movements, an obligation of the Fund to make daily cash payments to maintain its required margin, including at times when it may have insufficient cash and must sell securities from its portfolio to meet those margin requirements at a disadvantageous time;

(vi) the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund; and (vii) the possibility that rapid selling to avoid delivery of a commodity may result in unfavorable execution prices.

To enter into a futures contract, a Fund must post an amount of assets with a FCM to serve as “initial margin,” which is a good faith deposit on the contract and which the FCM returns to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. As the price of the futures contract changes, the Fund may be required to post additional “variation margin” to satisfy the necessary collateral requirements of the FCM.

In addition, to comply with federal securities rules, the Fund must segregate liquid assets or take other appropriate measures to “cover” the Subsidiary’s open positions in futures contracts. Depending on their terms, futures contracts settle through either physical delivery of the underlying

17

commodity (“physically settle”) or payment of an equivalent cash amount (“cash settle”). Cash settled futures contracts require that a registered investment company set aside liquid assets in an amount equal to its daily marked-to-market net obligations under the contract (i.e., its daily net liability, minus any posted margin and variation margin). Physically settled futures contracts require that a registered investment company segregate a greater amount of liquid assets, equal to the full notional value of the contract (minus any applicable margin and variation margin posted with the FCM). As the Subsidiary invests primarily in physically settled futures, the Fund must segregate a greater amount of its liquid assets to cover the Subsidiary’s open positions than it would if the Subsidiary invested in cash settled futures.

Gap Risk. The Fund is subject to the risk that a commodity price will change from one level to another with no trading in between. Usually such movements occur when there are adverse news announcements, which can cause a commodity price to drop substantially from the previous day’s closing price.

Interest Rate Risk. The Fund’s investments in U.S. government and other fixed-income securities will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. For example, the value of fixed-income securities generally will decrease when interest rates rise, which may cause the value of the Fund to decrease. Also, the value of the Fund’s investments in fixed-income securities with longer maturities will fluctuate more in response to interest rate changes.

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Leverage Risk. The Subsidiary may invest in portfolio investments, such as investments in commodity futures contracts and other derivatives, which may give rise to a form of economic leverage. Because derivatives may have a component of economic leverage, adverse changes in the value or level of the underlying asset can result in the magnification of gains or losses on the investment held by the Fund, and depending on the investment can potentially result in a loss greater than the amount invested in the derivative itself. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet any required asset segregation requirements when it may not be advantageous for the Fund to do so.

18	Prospectus Xxxx XX, 2016

Liquidity Risk. The Fund may invest in instruments that at times may be illiquid. Illiquid investments may be more difficult or costly to buy or to sell as compared to more actively traded investments. Liquidity risk is a factor in the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Management Risk. The Fund is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Adviser applies investment techniques and risk analyses in making investment decisions for the Fund. There can be no guarantee that these decisions will produce the desired results.

Market Risk. The Fund’s holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Portfolio Turnover Risk. The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide total return that exceeds that of the Benchmark over time. In pursuing its investment strategy, particularly when “rolling” futures contracts, the Fund may engage in frequent and active trading of its portfolio securities, resulting in a high portfolio turnover rate. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) may increase the Fund’s transaction costs and may generate a greater amount of taxable capital gain distributions to Fund shareholders.

19

Strategy Risk. The design of the Benchmark is such that each time the Benchmark is rebalanced and/or reconstituted, the Fund’s portfolio of Agriculture Commodities Futures must also be rebalanced and/or reconstituted to reflect the changing composition of the Benchmark. In the event of a commodity futures market where near month contracts to expire trade at a higher price than next month contracts to expire, a situation referred to as “backwardation,” then absent the impact of the overall movement in commodity prices, the value of the Benchmark would tend to rise as it approaches expiration. As a result, the Fund may benefit because it would be selling more expensive contracts and buying less expensive ones on an ongoing basis. Conversely, in the event of a commodity futures market where near month contracts trade at a lower price than next month contracts, a situation referred to as “contango,” then absent the impact of the overall movement in commodity prices, the value of the Benchmark would tend to decline as it approaches expiration. As a result, the Fund’s total return may be lower than might otherwise be the case because it would be selling less expensive contracts and buying more expensive ones. The impact of backwardation and contango may cause the total return of the Fund to vary significantly from the total return of other price references, such as the spot price of the commodities comprising the Benchmark. In the event of a prolonged period of contango, and absent the impact of rising or falling commodity prices, this could have a significant negative impact on the Fund’s NAV and total return.

Subsidiary Investment Risk. The Subsidiary’s principal investment strategies, investment objective and principal risks are substantially the same as the Fund. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Agriculture Commodities Futures held by the Subsidiary are similar to those that are permitted to be held by the Fund and thus are subject to the same risks whether or not they are held by the Fund or the Subsidiary.

There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to the regulatory protections of the 1940 Act. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. In adhering to the Fund’s investment restrictions and limitations, the Adviser will treat the assets of the Subsidiary generally in the same manner as assets that are held directly by the Fund.

20	Prospectus Xxxx XX, 2016

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could adversely affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If this were to change and the Subsidiary was required to pay Cayman Island taxes, the investment returns of the Fund would likely decrease.

Tax Risk. THE FUND INTENDS TO MEET THE REQUIREMENTS NECESSARY TO QUALIFY FOR FAVORABLE TAX TREATMENT AS A “REGULATED INVESTMENT COMPANY,” OR “RIC” UNDER SUBCHAPTER M OF THE INTERNAL REVENUE CODE. AS SUCH, THE FUND MUST SATISFY, AMONG OTHER REQUIREMENTS, CERTAIN ONGOING ASSET DIVERSIFICATION, SOURCE-OF-INCOME AND ANNUAL DISTRIBUTION REQUIREMENTS. IF THE FUND FAILS TO SATISFY SUCH REQUIREMENTS, IT MAY LOSE ITS STATUS AS A REGULATED INVESTMENT COMPANY, AND IN SUCH CASE, ALL OF ITS TAXABLE INCOME WOULD BE SUBJECT TO U.S. FEDERAL INCOME TAX AT REGULAR CORPORATE RATES WITHOUT ANY DEDUCTION FOR DISTRIBUTIONS TO SHAREHOLDERS. DISQUALIFICATION AS A RIC WOULD HAVE A MATERIAL ADVERSE EFFECT ON THE VALUE OF THE FUND’S SHARES AND THE FUND’S DISTRIBUTION AMOUNTS.

To qualify as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements. One requirement is that the Fund must derive at least 90% of its gross income for each taxable year from sources considered to be “qualifying income” under the Code. However, the income derived from exchange listed futures contracts on commodities is not considered qualifying income under the Code. Nevertheless, in recent years the IRS has issued private letter ruling (“PLRs”) to other funds stating its view that “qualifying income” does include income derived from a wholly-owned foreign subsidiary (such as the Subsidiary) that is invested in commodity-linked instruments. Therefore, the Fund will invest in the Subsidiary, which is intended to provide the Fund with exposure to commodities in a manner consistent with the “qualifying income” requirement of the Code applicable to RICs. Although these PLRs were issued to third parties that are unaffiliated with the Fund, and the Fund may not rely on these PLRs as precedent, the Fund has received an opinion of counsel (which is not binding on the

21

IRS or the courts) based, in part, on these PLRs, which states that income that the Fund receives from the Subsidiary will constitute “qualifying income” under the Code when distributed and should constitute “qualifying income” under the Code when undistributed.

However, in 2011, in response to requests from the U.S. Senate to investigate the issuance of the above-described PLRs and the use of subsidiaries to invest in commodity-linked futures, the IRS suspended the issuance of PLRs in this area. If the IRS were to change its previous position and declare that the Fund’s income from the Subsidiary was not considered “qualifying income” under the Code, then the Fund – despite the prior issuance of PLRs and the opinion of counsel might be unable to qualify as a RIC for one or more years.

If the Fund failed to qualify as a RIC for any taxable year (but was eligible to and did cure the failure) it would incur potentially significant additional federal income tax expense in order to maintain its qualification as a RIC for that year. If, on the other hand, the Fund failed to so qualify for any taxable year, and was ineligible to or otherwise did not cure the failure, such a result would cause the Fund to incur substantially higher tax liabilities than it otherwise would have incurred as a RIC and would have a negative impact on the Fund’s returns. For example, the Fund would be subject to income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced. In addition, such taxable income also would be subject to tax at the shareholder level as dividend income when such income is distributed to shareholders. If the Fund attempted to re-quality for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. Finally, in addition to the IRS’s current moratorium on the issuance of PLRs, it is possible that future legislation, Treasury Regulations, and/or further guidance issued by the IRS may affect the character, timing, and/or amount of the Fund’s taxable income or capital gains and distributions it makes, which in turn may adversely affect the Fund.

Valuation Risk. During periods of reduced market liquidity or readily available market quotations, the Fund’s ability to obtain reliable, objective pricing data and to value its holdings becomes more difficult, and the judgment of the Adviser (through fair value procedures adopted by the Board of the Trust) may play a greater role in the valuation of the

22	Prospectus Xxxx XX, 2016

Fund’s holdings. Consequently, while such value determinations may be made by the Adviser in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to its holdings.

Non-Principal Investment Strategies

Each of the investment policies described herein, including the Fund’s investment objective, constitutes a non-fundamental policy that the Board of the Trust may change at any time without shareholder approval. Fund shareholders will be provided notice if the Fund’s investment objective is changed. The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money. The Fund may borrow money from a bank to the extent permitted by the 1940 Act, in order to meet shareholder redemptions and for temporary or emergency purposes.

Additional Risks of Investing in the Fund

The following provides additional risk information regarding certain principal risks of investing in the Fund.

Sector Focus Risk. Because the Fund invests in futures contracts that are linked to commodities from agriculture, the Fund is subject to the risks inherent in that economic sector. Such risks may include, but are not limited to: general economic conditions or cyclical market patterns that could negatively affect supply and demand in agriculture; competition for resources; adverse labor relations; political or world events; increased regulatory burdens; natural disasters, climate change or other weather-related disruptions; obsolescence of technologies; and increased competition or new product introductions. To the extent that the Fund focuses its investments in the agriculture sector of the commodities market, the risks associated with that commodity or sector will be greater.

Agriculture Investment Risk. The performance of the Fund in part is linked to the daily performance of the spot price of certain agricultural commodities. Investments in the agriculture sector may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand of each commodity, legislative or regulatory developments relating to food safety, political, legal, financial, accounting and tax matters and other events that the Fund cannot control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can affect the demand for agricultural products, and

23

consequently the value of investments in that sector. As a result, the price of an agricultural commodity could decline, which would adversely affect an investment in the Fund if it held that commodity.

Geographic Risk. Natural disasters, climate change or other weather-related disruptions could occur in a geographic region and, as a result, negatively impact certain commodities, including agricultural or livestock products, thereby negatively affecting the value of instruments linked to those commodities in which the Fund invests.

Secondary Market Trading Risk. An investment in the Fund faces numerous risks from its shares being traded in the secondary market, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Trading Issues. Although Fund shares are listed for trading on the BATS, there can be no assurance that an active trading market for such shares will develop or be maintained. There are no obligations of market makers to make in market in Fund shares, or for Authorized Participants to submit creation or redemption orders. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the BATS, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to BATS “circuit breaker” rules. There can be no assurance that the requirements of the BATS necessary to maintain the listing of the Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Fluctuation of NAV. The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s portfolio holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the BATS. It cannot be predicted whether Fund shares will traded below, at or above their NAV.

Cost of Buying or Selling Shares. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by their broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

24	Prospectus Xxxx XX, 2016

Shares May Trade at Prices Different Than NAV. The NAV of the Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on BATS. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the Fund’s holdings, individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index-based ETFs generally have traded at prices that closely correspond to NAV per share. Given the high level of transparency of the Fund’s holdings, the Adviser believes that the trading experience of the Fund should be similar to that of index-based ETFs. However, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Risk of Adverse Regulatory Developments. Commodity markets are subject to comprehensive statutes and regulations promulgated not only by the CFTC, but also by self-regulatory organizations such as the National Futures Association. Among other things, the CFTC and the exchanges on which futures contracts are traded are authorized to take extraordinary actions in the event of a market emergency. Such actions could adversely affect the returns of the Fund by limiting or precluding investment decisions the Fund might otherwise make. The regulation of commodity transactions in the U.S. is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. Although the effect of any future regulatory change on the Fund is impossible to predict, it could be substantial and adverse. Increased Competition The Adviser believes that there has been, over time, a general increase in interest in commodity investing. As the Adviser’s assets under management invested directly or indirectly in the commodities markets increases, an increasing number of traders may attempt to initiate or liquidate substantial positions at or about the same time as the Adviser, or otherwise alter historical trading patterns or affect the execution of trades, to the detriment of the Fund.

25

Changing Fixed Income Market Conditions. The current historically low interest rate environment was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the potential “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions, which involved purchasing large quantities of securities issued or guaranteed by the government, its agencies or instrumentalities on the open market. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market making capacity may persist in the future, potentially leading to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments in fixed income securities as well as its share price, may decline. In addition, because of changing central bank policies, the Fund may experience higher than normal shareholder redemptions, which could cause increased portfolio turnover, higher transaction costs and potentially lower returns.

New Fund Risk. There can be no assurance that the Fund will grow or maintain an economically viable size, in which case it may experience greater tracking error than it otherwise would at higher asset levels, or it could ultimately liquidate. The Fund may be liquidated at any time without shareholder approval and at a time that is not favorable for all of its shareholders. Shareholders will be provided 60 days’ advance notice of liquidation. Any liquidation will trigger income tax consequences to the Fund’s shareholders.

PORTFOLIO HOLDINGS

Information about the Fund’s daily portfolio holdings is available at www.pointbreakETFs.com. In addition, the Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Information on how to obtain the SAI is on page 22.

26	Prospectus Xxxx XX, 2016

FUND MANAGEMENT

Adviser. Pointbreak Advisers LLC, the investment adviser to the Fund, is a Delaware limited liability company located at P.O. Box 347312, San Francisco, CA 94134. The Adviser provides investment advisory services to exchange-traded funds. The Adviser serves as investment adviser to the Fund with overall responsibility for the portfolio management of the Fund, subject to the supervision of the Board. For its services, the Adviser receives a fee that is equal to 0.XX% per annum of the average daily net assets of the Fund, calculated daily and paid monthly.

The Adviser is a wholly-owned subsidiary of Pointbreak Holdings Inc., a Delaware holding company. The Adviser has been a registered investment adviser since September 2015 and did not have any assets under management as of the date of this prospectus.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreements with the Fund and the Subsidiary will be available in the Fund’s Annual Report for the period ending June 30, 2016.

PORTFOLIO MANAGER

Jason LaMacchia has been the Portfolio Manager of the Pointbreak Buyback Index Fund since             , 2016. Prior to the Fund’s inception, Mr. LaMacchia served as a consultant to Pointbreak Advisers LLC beginning August 2015. Prior to joining Pointbreak Advisers, Mr. LaMacchia was employed in various capacities with iShares since 2004 (iShares is a division of BlackRock, Inc. and Barclays Global Investors (“Barclays”); Barclays acquired BlackRock in December 2009). From September 2009 through July 2013, Mr. LaMacchia served as the head of iShares North American Product Development. Mr. LaMacchia served as a Director of iShares Strategic Initiatives from August 2013 through February 2015 and as the Director of iShares User Segment Strategist from February 2015 to August 2015. Mr. LaMacchia earned a BS from Northeastern University and an MBA through the TRIUM Global Executive MBA program.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed, and ownership of Fund shares.

27

BUYING AND SELLING THE FUND

Fund shares are listed for secondary trading on the BATS. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the BATS at prices that may differ to varying degrees from the daily NAV of the shares. The BATS is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the BATS (ordinarily 4:00 p.m., Eastern time).

When determining NAV, the value of the Fund’s portfolio securities or Agriculture Commodities Futures is based on market prices of the securities or Agriculture Commodities Futures, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s or Agriculture Commodities Future’s market price is not readily available or does not otherwise accurately reflect the fair value of the security or Agriculture Commodities Future, the security or Agriculture Commodities Future will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. Fair value pricing may be used in a variety of circumstances, including, but not limited to, situations when the value of a security or Agriculture Commodities Future in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security or Agriculture Commodities Future is principally traded but prior to the close of the BATS (such as in the case of a corporate action or other news that may materially affect the price of a security or Agriculture Commodities Future) or trading in a security or Agriculture Commodities

28	Prospectus Xxxx XX, 2016

Future has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ or Agriculture Commodities Future’s fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or Agriculture Commodities Future will materially differ from the value that could be realized upon the sale of the security or Agriculture Commodities Future. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Benchmark. This may result in a difference between the Fund’s performance and the performance of the Benchmark.

Book Entry

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Fund. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Frequent Purchases and Redemptions of Fund Shares

Unlike frequent trading of shares of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of shares of the Fund on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capitalization gains, or otherwise harm the Fund’s shareholders because these trades do not involve the Fund directly. Certain institutional investors are authorized to purchase and redeem the Fund’s shares directly with the Fund. To the extent these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects noted

29

above that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for Creation Units, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Fund Distributions

The Fund intends to pay out dividends, if any, quarterly and distribute any net realized capital gains to its shareholders at least annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own the Fund’s shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Tax Information

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

30	Prospectus Xxxx XX, 2016

Tax Status of the Fund

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies under the Code. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, for each year, distribute substantially all of its net investment income and net capital gains.

•

The Fund’s distributions from income will generally be taxed to you as ordinary income or qualified dividend income. For non-corporate shareholders, dividends reported by the Fund as qualified dividend income are generally eligible for reduced tax rates.

•

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

•

Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to non-corporate shareholders at reduced maximum rates.

•

Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares through a broker’s dividend reinvestment service. If you receive dividends or distributions in the form of additional shares through a broker’s dividend reinvestment service, you will be required to pay applicable federal, state or local taxes on the reinvested dividends but you will not receive a corresponding cash distribution with which to pay any applicable tax.

•	The Fund may be able to pass through to you foreign tax credits for certain taxes paid by the Fund, provided the Fund meets certain requirements.

31

•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

•

The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits and net capital gain distributions received from the Fund shortly after the close of each calendar year.

Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less will be treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Investment in Foreign Securities. The Fund may be subject to foreign withholding taxes on income it may earn from investing in foreign securities, which may reduce the return on such investments. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of its distributions. The Fund may be eligible to file an election that would permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

Medicare Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

32	Prospectus Xxxx XX, 2016

Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. This 30% withholding tax generally will not apply to distributions of net capital gain.

Distributions paid after June 30, 2014 and sale proceeds and certain capital gain dividends paid after December 31, 2016 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after June 30, 2014 and sale proceeds and certain capital gain dividends paid after December 31, 2016 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. The Fund or your broker will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

DISTRIBUTION

The Distributor, ALPS Distributors, Inc., is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Fund shares. The Distributor has no role

33

in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203.

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

The Fund is new and therefore does not have any information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund. When available, such information will be available in the Fund’s Annual Report to shareholders and at www.pointbreakETFs.com. Any such information represents past performance and cannot be used to predict future results.

FUND SERVICE PROVIDERS

Brown Brothers Harriman & Co. is the administrator, custodian and transfer agent for the Fund and the Subsidary. Brown Brothers Harriman & Co. is located at 50 Post Office Square, Boston, MA 02110.

ALPS Distributors, Inc. is the distributor for the Fund. ALPS Distributors, Inc.’s address is 1290 Broadway, Suite 1100, Denver, CO 80203.

Reed Smith LLP, 1301 K Street, Suite 1000, Washington, D.C. 20005, serves a legal counsel to the Trust.

Spicer Jeffries LLP, 5251 S. Quebec Street, Greenwood Village, CO 80111 serves as the Fund’s independent registered public accounting firm. Spicer Jeffries LLP is responsible for auditing the annual financial statements of the Fund.

34	Prospectus Xxxx XX, 2016

PERFORMANCE INFORMATION

No performance information is presented for the Fund because it has been in operation for less than one full calendar year. After the first full calendar year, a risk/return chart and table will be provided. Any past performance of the Fund that will be shown will not be an indication of future results.

FINANCIAL HIGHLIGHTS

Financial information for the Fund will be available after the Fund has completed a fiscal year of operations.

35

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders (when available). In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

FOR MORE INFORMATION

To request a free copy of the latest annual or semi-annual report, when available, the SAI or to request additional information about the Fund or to make other inquiries, please contact us as follows:

Call:	1-800-758-8320
Monday through Friday
8:30 a.m. to 6:30 p.m. (Eastern Time)

Write:	Pointbreak ETF Trust
c/o ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Visit:	www.pointbreakETFs.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

The Trust’s Investment Company Act file number: 811-23068

POINTBREAK ETF TRUST

SUBJECT TO COMPLETION	March 8, 2016

THE INFORMATION HEREIN IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION IN WHICH THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION

Pointbreak Agriculture Commodity Strategy Fund

(BATS GLOBAL MARKETS, INC. TICKER SYMBOL: PBAG)

a series of Pointbreak ETF Trust (the “Trust”)

[Date of SAI]

Investment Adviser:

Pointbreak Advisers LLC

This Statement of Additional Information (“SAI”) relates to the Pointbreak Agriculture Commodity Strategy Fund (the “Fund”). This SAI should be read in conjunction with the prospectus for the Fund, dated [                    ], as revised from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by writing the Fund’s distributor, ALPS Distributors, Inc. (the “Distributor”), by visiting the Trust’s website at www.pointbreakETFs.com or by calling 1-800-758-8320

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company currently consisting of multiple investment series, one of which is the Pointbreak Agriculture Commodity Fund (the “Fund”). The Trust was organized as a Delaware statutory trust on June 18, 2015. The Trust is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). Pointbreak Advisers LLC (the “Adviser”) serves as investment adviser to the Fund. The Fund is a non-diversified management investment company under the 1940 Act. The investment objective of the Fund is to seek long-term capital appreciation.

The Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a “Creation Unit”). A Creation Unit of the Fund consists of at least 50,000 Shares (“Creation Unit Aggregations”). Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. The Fund currently intends to offer and issue Shares for cash, although it may also offer and issue Shares “in-kind” in exchange for a basket of securities included in its Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The Shares are listed on the BATS Global Markets, Inc. (“BATS” or FSTWE the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values.

In the case of in-kind purchases of Creation Units, Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust an amount in cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption (“Creation or Redemption Transaction Fee”). In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

INVESTMENT STRATEGIES AND RESTRICTIONS

Investment Strategies

The Fund is an actively managed ETF that seeks to provide total return that exceeds that of a benchmark, the Solactive Agriculture Commodity Index (the “Benchmark”) over time. The Fund will seek total return in excess of that of the Benchmark primarily through the active management of a portfolio of Treasury bills, other Government securities, cash, money market funds or short-term bond funds with similar investments, highly rated corporate or other non-Government fixed-income securities, with maturities up to 12 months. The Fund is not an index tracking exchange-traded fund and is not required to invest in the specific components of the Benchmark. However, the Fund will generally seek to maintain a portfolio of instruments similar to those included in the Benchmark and will seek exposure to commodities included in the Benchmark.

The Fund utilizes a subsidiary (the “Subsidiary”) for purposes of investing in futures contracts on commodities (“Agriculture Commodities Futures”). The Subsidiary is a limited partnership operating under Cayman Islands law. The Subsidiary is wholly owned and controlled by the Fund and is advised by the Adviser. The Fund will use its discretion on how much of its total assets to invest in the Subsidiary and may invest up to 25% of its total assets in the Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Agriculture Commodities Futures returns within the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such instruments. The Subsidiary has the same investment objective s the Fund and will follow the same general investment policies and restrictions. Except as noted, for purposes of this SAI, references to the Fund’s investment strategies and risks include those of its Subsidiary.

The Benchmark is a rules-based index composed of futures contracts on 11 heavily traded agriculture commodities including cocoa, coffee, corn, cotton, feeder cattle, hard red winter wheat, lean hogs, live cattle, soybeans, sugar and soft red winter wheat. Commodities are investable assets with tangible, physical properties. Futures contracts on commodities generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, a cash equivalent) at a pre-determined future date and price. The value of Agriculture Commodities Futures is based upon the price movements of the underlying commodities If the price of a long-term futures contract is greater than the near-term futures price, the market is considered to be in “contango.” If the price of a long-term futures contract is less than the near-term futures price, the market is considered to be in “backwardation.” The Benchmark will seek to increase the weightings of those commodities whose futures markets display the most backwardation, or the least contango, among the 11commodities. The Benchmark will further seek to select the contract month, for each specific commodity, among the next 13 months that display the most backwardation, or the least contango, and does not attempt to always own those contracts that are closest to expiration. Although the Subsidiary generally holds components of the Benchmark, the Subsidiary is not obligated to invest in all of these components or to invest in the same weightings as the Benchmark.

Futures contracts, by their terms, reflect the expected future value of a reference asset. Agriculture Commodities Futures reflect the value of price movements of the underlying commodity (which serves as the reference asset) on which the contract is based. These contracts are agreements between two parties where one party agrees to buy, and the other to sell, a set amount of the reference asset (or, in some instances, a cash equivalent) at a pre-determined price (the “spot price”) on a pre-determined future date (the “expiration date”). As the expiration date for a futures contract draws closer, an investor wishing to maintain its exposure to that commodity will close out its position in the expiring futures contract and open a new position in a futures contract with a later expiration date. This process is referred to as “rolling.”

In general, as the time to the expiration date of a futures contract draws closer, the price of the futures contract will tend towards its spot price. If the price of a long-term futures contract is greater than the near-term futures price, the market is considered to be in “contango.” If the price of a long-term futures contract is less than the near-term futures price, the market is considered to be in “backwardation.” In “contango” markets, the price of futures contracts with expiration dates in the near term generally is lower than the price of futures contracts with more distant expiration dates, resulting in a cost to “roll” the futures contract by replacing the near-term contract with the long-term contract (the “roll cost”). The opposite is true when the market is in backwardation, resulting in a gain from rolling the futures contract (the “roll yield”). Whether an investor realizes roll costs or roll yields depends upon the price differences between near-term and long-term contracts. Rather than roll the futures contracts on a predefined schedule, the Subsidiary will roll to another futures contract (which the Adviser selects from a universe of futures contracts with expiration dates as far away as 13 months from the time of purchase) that the Adviser believes will generate the greatest roll yield. However, there can be no guarantee that such a strategy will produce the desired results.

The Subsidiary is organized as a limited partnership under the laws of the Cayman Islands and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary, which will not be sold or offered to other investors. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to income from Agriculture Commodities Futures within the limits of the federal tax laws, which otherwise limit the ability of mutual funds to invest directly in Agriculture Commodities Futures. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in these Agriculture Commodities Futures. Like the Fund, the Subsidiary also may invest in cash or highly liquid securities intended to promote liquidity, serve as margin or collateralize the Subsidiary’s positions in futures contracts. The Subsidiary is overseen by its own board of trustees. The Adviser serves as the Subsidiary’s investment adviser and manages the Subsidiary to comply with the compliance policies and procedures of the Fund.

The Fund (and the Subsidiary, as applicable) will invest its remaining assets in cash, cash-like instruments or high-quality collateral securities that provide liquidity, serve as margin or collateralize the Subsidiary’s investments in Commodities Futures. Such collateral securities include:

(i) short-term obligations issued by the U.S. Government;

(ii) short-term negotiable obligations of commercial banks, fixed-time deposits and bankers’ acceptances of U.S. banks and similar institutions;

(iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality, as the Adviser determines; and

(iv) money market mutual funds, including affiliated money market mutual funds. The Fund will not invest in collateral securities that are below investment grade.

During times of adverse market, economic, political or other conditions, the Fund may depart temporarily from its principal investment strategies (such as by maintaining a significant uninvested cash position) for defensive purposes. Doing so could help the Fund avoid losses, but may mean lost investment opportunities. During these periods, the Fund may not achieve its investment objective.

Investment Restrictions

The Board of Trustees of the Trust (the “Board”) has adopted as fundamental policies the respective investment restrictions numbered (1) through (7) below. The Fund (including the Subsidiary), as a fundamental policy, may not:

(1) Invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2) Borrow money, except the Fund may borrow money to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act.

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(6) Issue senior securities, except as permitted under the 1940 Act.

(7) Engage in affiliated transactions prohibited by Section 17 of the 1940 Act.

Except for restrictions (2), (4)(ii) and (iii), and (7), if the Fund adheres to a percentage restriction at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of its portfolio, will not constitute a violation of that restriction. With respect to restrictions (2), (4)(ii) and (iii), and (7), in the event that the Fund’s borrowings at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings to an extent that such borrowings will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The investment objective of the Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

PORTFOLIO HOLDINGS

Policy on Disclosure of Portfolio Holdings

The Board of Trustees of the Trust (the “Board”) has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Fund’s shareholders. The policy is designed to: (i) protect the confidentiality of the Fund’s non-public portfolio holdings information, (ii) prevent the selective disclosure of such information, and (iii) ensure compliance by the Adviser and the Fund with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty. The Fund’s portfolio holdings, or information derived from the Fund’s portfolio holdings, may, in the Adviser’s discretion, be made available to third parties if (i) such disclosure has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible Website, (ii) such disclosure is determined by the Chief Compliance Officer (“CCO”) to be in the best interests of Fund shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Adviser or Distributor, and such disclosure serves a legitimate business purpose and consistent with applicable law; (iii) such disclosure information is made equally available to anyone requesting it; and (iv) the Adviser determines that the disclosure does not present the risk of such information being used to trade against the Fund.

Each business day portfolio holdings information will be provided to the Fund’s transfer agent or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants (defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. Information with respect to the Fund’s portfolio holdings is also disseminated daily on the Fund’s website.

The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects the Fund’s anticipated holdings on the following business day. “Authorized Participants” are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including the exemptive order granted by the SEC, through which the Fund offers and redeems shares. Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances, as described above.

Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell shares of the Fund) only upon approval by the CCO. The recipients who may receive non-public portfolio holdings information are as follows: the Adviser and its affiliates, the Fund’s independent registered public accounting firm, the Fund’s distributor, administrator and custodian, the Fund’s legal counsel, the Fund’s financial printer and the Fund’s proxy voting service. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of the CCO.

Portfolio holdings will be disclosed through required filings with the SEC. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain the Fund’s Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, the Fund’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room. Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. As part of the annual review of the Fund’s compliance policies and procedures, the CCO will report to the Board regarding the operation and effectiveness of this policy, including as to any changes to the policies and procedures that have been made or recommendations for future changes. The Board is responsible for approving or ratifying any amendment to this policy.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus.

CONCENTRATION

The Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than a diversified fund. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

BORROWING

Although the Fund does not intend to borrow money, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its net assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

INVESTMENT POLICIES AND RISKS

A discussion of the Fund’s investment policies and the risks associated with an investment in the Fund is contained in the “Summary Information — Principal Investment Strategies” and “Summary Information — Principal Risks of Investing in the Fund” sections and the “Additional Information About the Fund’s Strategies and Risks” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, those sections of the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio holdings may fluctuate in accordance with changes in the value of futures contracts and securities that the Fund holds, any changes in the financial condition of the issuers of its portfolio holdings and other factors that affect the market.

An investment in the Fund also should be made with an understanding of the risks inherent in an investment in futures contracts and securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio holdings and thus in the value of Shares). The Fund’s portfolio holdings are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence and investor emotions and perceptions change. Investor perceptions are based on various and unpredictable factors, including expectations regarding governmental, economic, monetary and fiscal policies, inflation and interest rates, weather and climate conditions, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend upon whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide. Because the Fund issues and redeems Creation Units for cash, it may incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind.

Equity Securities and Common Stocks. The Fund may invest in equity securities and common stocks. Holders of common stocks incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, equity securities have neither a fixed principal amount nor a maturity.

Futures. The Fund will invest in exchange-listed commodities. Upon entering into a futures contract, the Fund will be required to deposit with the broker “initial margin” in cash or cash equivalents. This initial margin is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the asset underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

In addition, the Fund must segregate liquid assets or enter into off-setting positions to “cover” open positions in futures contracts. For futures contracts that do not cash settle, the Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. The Fund intends to invest primarily in futures contracts that do not cash settle.

Rolling, Backwardation and Contango. When purchasing stocks or bonds, a buyer acquires ownership in a security; however, buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their exchange-traded futures contract before expiration. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. For example, a contract purchased and held in December 2015 may have an expiration date in March 2016. As this contract nears expiration, a long position in the contract may be replaced by selling the March 2016 contract and purchasing a contract expiring in September 2016. This process is referred to as “rolling.”

The price of a futures contract is generally higher or lower than the spot price of the underlying asset when there is significant time to expiration of the contract due to various factors within the market. As a futures contract nears expiration, the futures price will tend to converge to the spot price. Historically, the prices of some futures contracts (generally those relating to commodities that are consumed immediately rather than stored, such as crude oil, heating oil and sugar) with near-term expirations may be higher than for futures contracts with longer-term expirations. This circumstance is referred to as “backwardation.” If the market for futures contracts is in “backwardation,” the sale of the near-term month contract would be at a higher price than the longer-term contract, and futures investors generally will earn positive returns. Conversely, a “contango” market is one in which the price of futures contracts in the near-term months are lower than the price of futures contracts in the longer-term months. If the market for futures contacts is in “contango,” it would create a cost to “roll” the futures contract, resulting in negative returns. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. In addition, the Fund may not “roll” futures contracts on a predefined schedule as they approach expiration; instead the Adviser may determine to roll to another futures contract (chosen from a list of tradable futures that expire in the next 13 months) in an attempt to generate maximum yield. There can be no guarantee that such a strategy will produce the desired results.

Commodity Futures. The Fund will hold positions in commodity futures contracts. The Fund’s investments in commodity futures contracts may involve substantial risks. Commodity futures contracts are traded on futures exchanges, which offer a central marketplace in which to transact futures contracts, a clearing organization to process trades, a standardization of expiration dates and contract sizes, and the availability of a trading market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session.

In the futures markets, the clearing organization acts as the counterparty to all exchange-traded futures contracts. The Fund’s obligation is to the futures commission merchant that carries the Fund’s account, whose obligation is in turn to the clearing organization, and the Fund will look indirectly to the clearing organization to satisfy the Fund’s rights under the futures contract.

Some commodity futures exchanges impose on each commodity futures contract traded on that exchange, a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction. Despite the daily price limits on various futures exchanges, the price volatility of commodity futures contracts historically has been greater than that for traditional securities such as stocks and bonds. Because the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of the Fund’s shares, may be subject to greater volatility. The futures clearinghouse marks every futures contract to market at the end of each trading day to ensure that the outstanding futures obligations are limited to the marked-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund may be required to post variation margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account.

Special Risks of Commodity Futures Contracts. Commodity futures contracts also may be subject to the following special risks:

•	Storage Costs. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

•	Reinvestment Risk. In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery in the future. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity. The changing nature of hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for the Fund when it is time to replace an expiring contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, the Fund might open the new futures position at a higher price or choose other related commodity investments.

•	Additional Economic Factors. The values of commodities which underlie commodity futures contracts are subject to additional variables which may be less significant to the values of traditional securities such as stocks and bonds. Variables such as drought, floods, weather, livestock disease, embargoes and tariffs may have a larger impact on commodity prices, including futures contracts, than on traditional securities. These additional variables may create additional investment risks, which subject the Fund’s investments to greater volatility than investments in traditional securities.

•	Deflation and Inflation. Deflation or unanticipated changes in the rate of inflation may result in changes in the future spot price of the underlying commodities that could negatively affect the Fund’s profitability and result in potential losses. In addition, reduced economic growth may lead to reduced demand for the underlying commodities and put downward pressure on future spot prices, adversely affecting the Fund’s operations and profitability.

•	Risk of Temporary Market Aberrations or Distortions. The Fund is subject to the risk that temporary aberrations or distortions in the markets (such as war, strikes, geopolitical events and natural disasters) will occur that impact commodity prices and negatively impact the value of the Fund’s positions, thereby adversely affecting the value of your shares.

•	Volatility Risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent re-pricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings.

Position Limits. The CFTC has position limit rules and certain commodity futures exchanges have position accountability levels that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market. In 2011, the CFTC adopted comprehensive regulations pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) that would have imposed new position limits on 28 physical commodity futures and options contracts (and on swaps that are economically equivalent to such contracts) in order to prevent excessive speculation and manipulation in the commodity markets. In 2012, the U.S. District Court for the District of Columbia vacated these new position limit regulations and remanded the matter to the CFTC for further consideration consistent with the court’s opinion. In response to the court’s ruling, the CFTC in February 2014 proposed, and sought public comment on, revised position limit regulations, and such proposals are still under consideration by the CFTC. These proposed regulations, in their current or a revised form, or other regulations with similar effects, still may become effective in the future. The proposed regulations are extremely complex and, if ultimately implemented, whether in their current or an alternative form, may require further guidance and interpretation by the CFTC to determine in all respects how they apply to the Fund. The full implementation of the Fund’s investment strategy could be negatively impacted by the existing or any future position limit regulations.

It is possible that the Adviser will approach or reach position limits under the existing rules and, if so, will have a conflict of interest with respect to allocating limited positions among various accounts it manages. Further, the investment decisions of the Adviser may be modified to avoid exceeding regulatory position limits, potentially subjecting the Fund to substantial losses and forcing the Fund to forego certain opportunities. The CFTC’s existing position limit regulations require that a trader aggregate all positions in accounts over which the trader controls trading. However, a trader is not required to aggregate positions in multiple accounts or commodity pools if such trader (or its applicable divisions/subsidiaries) qualifies as an “independent account controller” under applicable CFTC regulations and avails itself of the independent account controller exemption under such regulations. Failure to comply with the requirements of the independent account controller exemption could lead to a CFTC enforcement proceeding against the Adviser and could adversely affect the Fund.

CFTC Regulation. The Fund is subject to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules as a commodity pool. The Adviser is registered as a commodity pool operator (“CPO”), and the Fund will be operated in accordance with CFTC rules. Registration as a commodity pool may have a negative impact on the ability of the Fund to engage in its planned investment program, while registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of funds whose adviser is required to register as a CPO. However, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the ability of the Fund to achieve its investment objective. Moreover, the Fund will be subject to dual regulation by the CFTC and the SEC. In 2012, the CFTC issued “harmonization” rules that permit CPOs of registered investment companies, such as the Fund, to rely on substituted compliance, whereby compliance with certain SEC rules is deemed compliant with certain CFTC rules with respect to disclosure and reporting requirements. If the Fund were to experience difficulty in implementing its investment strategies or achieving its investment objective, the Board may determine to reorganize or close the Fund or to materially change the Fund’s investment objective and strategies.

Regulatory Developments Could Significantly and Adversely Affect the Fund. Commodity markets are subject to comprehensive statutes and regulations promulgated not only by the CFTC but also by self-regulatory organizations such as the National Futures Association. Among other things, the CFTC and the exchanges on which futures contracts are traded are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily limits and the suspension of trading. Any of these actions, if taken, could adversely affect the returns of the Fund by limiting or precluding investment decisions the Fund might otherwise make. The regulation of commodity transactions in the U.S. is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. In addition, various national governments have expressed concern regarding the disruptive effects of speculative trading in the currency markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Failure of a Clearing Broker. Under current CFTC regulations, a clearing broker (or futures commission merchant) maintains customers’ assets in a bulk-segregated account. There is a risk that assets deposited by the Fund with the clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker or the clearing broker’s own payment obligations. In addition, the assets of the Fund may not be fully protected in the event of that clearing broker’s bankruptcy. In that event, the clearing broker’s customers, such as the Fund, are entitled to recover, even in respect of property specifically traceable to them, only a pro rata share of all property, if any, available for distribution to all of that clearing broker’s customers. The Fund also may be subject to the risk of the failure of, or delay in performance by, any exchanges and its clearing organizations, if any, on which commodity interest contracts are traded. Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures or options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Increased Competition. The Adviser believes that there has been, over time, an increase in interest in commodity investing. As the Adviser’s assets under management directly or indirectly invested in the commodities markets increases, an increasing number of traders may attempt to initiate or liquidate substantial positions at or about the same time as the Adviser, or otherwise alter historical trading patterns or affect the execution of trades, to the detriment of the Fund.

An Investment in the Fund May Not Necessarily Diversify an Investor’s Overall Portfolio. The investment performance of commodities has shown little long-term historical correlation to the performance of other asset classes, such as domestic equities and bonds. Little correlation means that there is a low statistical relationship between the performance of commodity investments on the one hand, and domestic equities and bonds on the other hand. Because there is little long-term historical correlation, the Fund cannot be expected to be automatically profitable during unfavorable periods in the stock or bond markets, or vice versa. If, during a particular period of time, the Fund’s performance moves in the same general direction as the other financial markets, or the Fund performs unsuccessfully relative to overall commodity markets, you may obtain little or no diversification benefits during that period from an investment in the Fund’s shares. In such a case, the Fund may have no gains to offset your losses from such other investments, and you may suffer losses on your investment in the Fund at the same time losses on your other investments are increasing.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality, as the investment adviser of the Fund determines; and (iv) money market mutual funds, including affiliated money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

U.S. Government Obligations. The Fund may invest in short-term U.S. government obligations. Short-term obligations that are issued or guaranteed by any of the U.S. Government, its agencies or instrumentalities may include bills, notes and bonds, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Short-term obligations of certain agencies and instrumentalities of the U.S. Government (“agency obligations”) have various forms of support. Some, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“Fannie Mae”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality.

In 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through

Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. FHFA previously predicted that cumulative Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund holding securities of such issuer might not be able to recover their investment from the U.S. Government.

Investment Companies. The Fund’s investments in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate.

Illiquid Securities. The Fund may hold up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are held in illiquid securities or other illiquid assets.

Borrowing. The Fund may borrow money from a bank or another person up to limits set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost the Fund interest expense and/or other fees. The costs of borrowing may reduce the Fund’s return. Borrowing also may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that the Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Leverage. In addition to structural leverage, such as the Fund’s bank borrowings, the Subsidiary may invest in portfolio investments, such as investments in commodity futures contracts and other derivatives, which may give rise to a form of economic leverage. Because derivatives may have a component of economic leverage, adverse changes in the value or level of the underlying asset can result in the magnification of gains or losses on the investment held by a fund, and depending on the investment can potentially result in a loss greater than the amount invested in the derivative itself. The total value of all investments of the Fund and the Subsidiary in instruments with economic leverage will be covered with segregated or ear-marked assets of the Fund in accordance with SEC guidance. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet any required asset segregation requirements when it may not be advantageous for the Fund to do so.

Investment in the Subsidiary. The Fund will obtain futures contract exposure through investments in the Subsidiary, which may not exceed 25% of the Fund’s total assets at the end of each tax year quarter. The Subsidiary may invest in Agriculture Commodities Futures, and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s positions. Unlike the Fund, the Subsidiary may invest without limitation in such futures contracts. The Subsidiary otherwise is subject to the same general investment policies and restrictions as the Fund. Except as noted, references to the investment strategies of the Fund include the investment strategies of the Subsidiary. The Subsidiary is not registered under the 1940 Act. As an investor in its Subsidiary, the Fund, as the Subsidiary’s sole shareholder, will not have the protections offered to investors in registered investment companies. The Board has oversight responsibility for the investment activities of the Fund, including its investments in its Subsidiary, and the Fund’s role as the sole shareholder of its Subsidiary. Also, in managing the Subsidiary’s portfolio, the Adviser is subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders.

TAX RISKS

As with any investment, you should consider how your investment in Shares of the Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Fund.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the summary section of the Fund’s Prospectus under the “PURCHASE AND SALE OF FUND SHARES” and in the statutory Prospectus under “BUYING AND SELLING THE FUND.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its Benchmark or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or the Fund.

The Exchange will disseminate, every fifteen seconds during the regular trading day, an IOPV relating to the Fund. The IOPV calculations are estimates of the value of the Fund’s net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the securities local market and may not reflect events that occur subsequent to the local market’s close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Share of the Fund, which is calculated only once a day. Neither the Fund or the Adviser, nor any of their affiliates is involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Trust reserves the right to adjust the Share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Fund Management.”

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and the Fund described in this SAI are overseen by the Trustees. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Fund. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

Like most registered investment companies, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreements with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Board has also established a Valuation Committee that is responsible for implementing the Trust’s Valuation Procedures and providing reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Fund’s Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are three members of the Board, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). John Hyland, an interested person of the Trust, serves as Chairman of the Board. The Trust does not have a lead Independent Trustee. The Board is comprised of 66% Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Committee meetings, participates in formulating agendas for Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Committee as set forth in its Board-approved charter. Because of the ease of communication arising from the relatively small size of the Board and the small number of Independent Trustees, the Board has determined not to designate a lead Independent Trustee at this time.

The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute 66% of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board of Trustees has three standing committees: the Audit Committee, Nominating Committee and Valuation Committee. The Audit Committee and Nominating Committee are chaired by an Independent Trustee and composed of the Independent Trustees.

Set forth below are the names, birth years, positions with the Trust, length of term of office, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer P.O. Box 347312, San Francisco, CA 94134. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of two Funds.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee and/or Officer	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
John Hyland (1959)	Management Trustee, Chairman of the Board, and President (since 2015).	President – Pointbreak Advisers LLC – May 2015 –Present; Management Trustee – Pointbreak ETF Trust – May 2015 – Present; Chairman of the Board and President – Pointbreak ETF Trust – October 2015 – Present; Chief Investment Officer – United States Commodity Funds LLC – January 2008 through April 2015.	7	0

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee and/or Officer	Other Directorships Held by Trustee During Past 5 Years
Howard Mah (1964)	Chief Financial Officer (Principal Accounting Officer), Chief Compliance Officer and Treasurer (since 2015)	Chief Financial Officer – Pointbreak Advisers LLC – May 2015 – Present; Chief Financial Officer, (Principal Accounting Officer), Treasurer and Chief Compliance Officer – Pointbreak ETF Trust – October 2015 – Present; Chief Financial Officer – United States Commodity Funds LLC – May 2006 – May 2015; Management Director – United States Commodity Funds LLC – May 2005 – May 2015; Principal Accounting Officer and Chief Compliance Officer – USCF ETF Trust – July 2014 – April 2015; Chief Financial Officer – USCF Advisers LLC – July 2014 – April 2015.	7	Management Director – United States Commodity Funds LLC – May 2005 – May 2015; Management Trustee USCF ETF Trust – July 2014 – April 2015

Heather C. Harker (1969)	Chief Legal Officer and Secretary (since 2015)	General Counsel – Pointbreak Advisers LLC – May 2015 – Present; Chief Legal Officer and Secretary – Pointbreak ETF Trust – October 2015 – Present; General Counsel – United States Commodity Funds LLC – November 2010 – May 2015; Chief Legal Officer and Secretary – USCF ETF Trust – July 2014 – April 2015.	7	0

Name and Year of Birth	Position(s) Held with the Trust, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Gavin Graham (1957)	Independent Trustee (since 2015)	Chief Strategy Officer – INTEGRIS Pension Management Corp. – 2013 – Present; President – Graham Investment Strategy Ltd. – 2010 – 2013.	7	0

Robert B. Thompson (1948)	Independent Trustee (since 2015)	Portfolio Manager and Vice President – Dodge & Cox – July 1992 – June 2015; Retired June 2015 – Present	7	Director – United Way of San Francisco Bay Area; Trustee – Mills College; Director – Bay Area Financial Educational Foundation

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

In concluding that Mr. John Hyland should serve as a Trustee, the Board considered his experience as chief investment officer of multiple investment advisory firms as well as his knowledge of and experience in the financial services industry.

In concluding that Mr. Gavin Graham should serve as a Trustee, the Board considered his career as a financial services industry executive.

In concluding that Mr. Robert Thompson should serve as a Trustee, the Board considered his broad career as a portfolio manager and financial industry executive.

BOARD COMMITTEES

The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of 100% of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters. All of the Independent Trustees currently serve as members of the Audit Committee. The Audit Committee also acts as the Trust’s qualified legal compliance committee.

Nominating Committee. The Board has a standing Nominating Committee that is composed of 100% of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. All of the Independent Trustees currently serve as members of the Nominating Committee.

Valuation Committee. The Board also has established a Valuation Committee that may be comprised of representatives from the Adviser, representatives from the Fund’s administrator, counsel to the Fund, and/or members of the Board of Trustees. The Valuation Committee operates under procedures approved by the Board. The Valuation Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available.

OWNERSHIP OF SHARES

The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of shares of the Fund and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee as of the commencement of operations of the Fund. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Shares	Aggregate Dollar Range of Shares (All Funds in the Complex)
Interested Trustee
John Hyland	None	None
Independent Trustees
Gavin Graham	None	None
Robert B. Thompson	None	None

COMPENSATION OF THE TRUSTEES AND OFFICERS

The Trustees are expected to receive the following estimated compensation, to be paid by the Trust, during the fiscal year ended June 30, 2016:

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Interested Trustee
John Hyland	$0	$0	$0	$0
Independent Trustees
Gavin Graham	$2,000	$0	$0	$2,000
Robert B. Thompson	$2,000	$0	$0	$2,000

CODES OF ETHICS

The Trust, the Adviser and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). These Codes prohibit personnel of the Adviser and the Distributor from investing in securities that may be purchased or held by the Fund.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics has been filed with the SEC and may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Adviser exercises its proxy voting rights with regard to the holdings in the Fund’s investment portfolio with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors (collectively, the “Management”) to its shareholders, aligning the interests of Management with those of shareholders, and increasing transparency of a company’s business and operations.

Unless otherwise directed by the Board of the Trust, it is the policy of the Adviser to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of securities being voted. Generally, this will mean voting for proposals that the Adviser believes will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities.

The Adviser seeks to avoid material conflicts of interest by applying detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner and without consideration of any relationship factors. All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines. Proposals that cannot be categorized under the Voting Guidelines will be referred to the Portfolio Oversight Committee for discussion and vote. Additionally, the Portfolio Oversight Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the Adviser weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period is available (1) without charge, upon request, by calling 1-800-758-8320 and (2) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Pointbreak Advisers LLC, a Delaware limited liability company, the address of which is P.O. Box 347312, San Francisco, CA 94134, serves as the investment adviser to the Fund. The Adviser is a wholly-owned subsidiary of Pointbreak Holdings Inc., a Delaware holding company. Mr. John Hyland, the Adviser’s Chief Executive Officer and a Trustee and Chairman of the Board of the Trust, is a partial owner of Pointbreak Holdings Inc. In addition, Mr. Howard Mah, the Chief Financial Officer and Treasurer of the Trust and Adviser, as well as Ms. Heather Harker, Chief Legal Officer and Secretary of the Trust are partial owners of Pointbreak Holdings Inc.

The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Fund. Under the Advisory Agreement, the Adviser serves as the investment adviser, makes investment decisions for the Fund, and manages the investment portfolios of the Fund, subject to the supervision of, and policies established by, the Board. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligation and duties under the Advisory Agreement.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not more than 60 days’ nor less than 30 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

For its services, the Adviser receives a fee that is equal to [0.XX%] per annum of the average daily net assets of the Fund, calculated daily and paid monthly.

THE PORTFOLIO MANAGER

This section includes information about the Fund’s portfolio manager, including information about other accounts he manages, the dollar range of Shares he owns and how he is compensated.

COMPENSATION

Jason LaMacchia is the Fund’s portfolio manager (the “Portfolio Manager”). The Portfolio Manager’s compensation includes a salary and discretionary bonus based on the profitability of the Adviser. No compensation is directly related to the performance of the underlying assets.

SHARES OWNED BY PORTFOLIO MANAGERS

As of the date of this SAI, the Portfolio Manager did not beneficially own Shares of the Fund.

OTHER ACCOUNTS

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	7	0	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	Not applicable as Fund began operations on [ 2016]	0	0
Assets Managed with Performance-Based Fees	0	0	0

CONFLICTS OF INTEREST

The Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other may give rise to potential conflicts of interest. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund he manages. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and ALPS Distributors, Inc. are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s Shares and distributes the Creation Units of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of 50,000 Shares. The Distributor will not distribute Shares in amounts less than a Creation Unit. The principal business address of the Distributor is 1290 Broadway, Suite 1100, Denver, CO 80203.

Under the Distribution Agreement, the Distributor, as agent for the Trust, and upon direction from the Fund, may enter into arrangements with broker-dealers who may solicit purchases of Shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver Prospectuses and, upon request, Statements of Additional Information to Authorized Participants purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”), upon direction from a Fund, who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Distribution Plan. The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No distribution fees are currently charged to the Fund; there are no plans to impose these fees.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of any class of the Fund that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Shares (“Shares”) of the Fund pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.

THE ADMINISTRATOR

The Trust and Brown Brothers Harriman & Co. (“BBH” or the “Administrator”) have entered into an administrative agency agreement (the “Administration Agreement”), under which the Administrator provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services. The principal business address of the Administrator is 50 Post Office Square, Boston, MA 02110.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from negligence, willful misconduct or bad faith on the part of the Administrator in the performance of its duties and obligations thereunder.

For its services under the Administration Agreement, the Administrator is entitled to a fee based on the average daily net assets of the Fund, and subject to a minimum annual fee.

The Adviser pays the Administrator its fee under the Administration Agreement. Any decrease in the Administrator’s fee will decrease the amount paid by the Adviser to the Administrator.

The Fund is new and has not paid any amount to the Administrator for administration services.

THE CUSTODIAN

Brown Brothers Harriman & Co. (the “Custodian”), 50 Post Office Square, Boston, MA 02110, serves as the custodian of the Fund and the Subsidiary under a custodian and transfer agency agreement with the Trust (the “Custodian and TA Agreement”). The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act. Subject to certain specific limitations, the Custodian shall not be liable to the Trust, under the Custodian and Transfer Agency Agreement, for any damages incurred by the Trust or the Fund, except as a result of the Custodian’s negligence, bad faith or willful misconduct.

THE TRANSFER AGENT

Brown Brothers Harriman & Co. (the “Transfer Agent”), 50 Post Office Square, Boston, MA 02110, serves as the Fund’s transfer agent and dividend disbursing agent under the Custodian and TA Agreement.

LEGAL COUNSEL

Reed Smith LLP, with offices located at 1301 K Street, NW, Suite 1000, Washington, DC 20005 serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Spicer Jeffries LLP, with offices located at 5251 S. Quebec Street, Greenwood Village, CO 80111 serves as the independent registered public accounting firm for the Fund.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate each fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions, which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

The Adviser does not currently use the Fund’s assets for, or participate in, any third party soft dollar arrangements, although it may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research.

The Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealer.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. The Fund is new and has no securities of “regular broker dealers” to report.

PORTFOLIO TURNOVER RATE

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. The Fund is new and has no portfolio turnover rate to report.

BOOK ENTRY ONLY SYSTEM

Depositary Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC’s Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The Fund is new and has no outstanding shareholders.

PURCHASE AND ISSUANCE OF SHARES IN CREATION UNITS

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of the Fund’s shares is calculated each business day as of the close of regular trading on the BATS, generally 4:00 p.m., Eastern Time. The Fund will not issue fractional Creation Units. A Business Day is any day on which the BATS is open for business. As of the date of this SAI, BATS observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

RIGHT TO REQUEST DEPOSIT SECURITIES. The Fund reserves the right to permit or require Creation Units to be issued in-kind. If in-kind creation are permitted or required, the consideration for purchase of a Creation Unit of the Fund will consist of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s Benchmark and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Deposit Cash. Creation Unit aggregations are generally issued for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a final and/or variable transaction fee, as described below. Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

To the extent the Fund permits or requires Creation Units in-kind, the Fund, through the National Securities Clearance Corporation (the “NSCC”), will make available on such Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available. The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Investment Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, which shall be added to the Deposit Cash, if applicable, and the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant

becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Distributor to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase Shares directly from the Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by use of the Distributor’s electronic order entry system, telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. With respect to the Fund, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the third Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system or through DTC in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 10:30 am Eastern time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 10:30 am Eastern time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

To the extent the Fund permits or requires Creation Units in-kind, Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. The standard fixed creation transaction fee for the Fund will be $500. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

RISKS OF PURCHASING CREATION UNITS. There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s Shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

REDEMPTION. Creation Units of the Fund will be redeemed in cash in an amount equal to the NAV of the Shares next determined after a redemption request is received (minus any redemption transaction fees imposed, as specified above) (the “Cash Redemption Amount”). Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the Distributor and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

To the extent that the Fund permits Creation Units to be redeemed in-kind, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form, and in this case the Cash Redemption Amount will consist of cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less a fixed redemption transaction fee as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units created in the transaction, as set forth in the Fund’s Prospectus, as may be revised from time to time. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. The standard fixed redemption transaction fee for the Fund will be $500. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

PROCEDURES FOR REDEMPTION OF CREATION UNITS. Orders to redeem Creation Units must be submitted in proper form to the Distributor prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement, or order form, as the case may be. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Distributor in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

ADDITIONAL REDEMPTION PROCEDURES. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date.

The Fund may, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value. The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, the Fund may require orders to be placed up to one or more business days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s net asset value. Orders to purchase Shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day, as described in the Participant Agreement and the order form.

DETERMINATION OF NET ASSET VALUE

Net asset value per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the BATS (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Valuation Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Fund’s index provider). In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s net asset value and the prices used by the Fund’s Benchmark. This may result in a difference between the Fund’s performance and the performance of the Fund’s Benchmark. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to improve index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

The Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per share. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company (RIC) Status. The Fund will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Under the Asset Test, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. Because the Benchmark has a relatively small number of constituents, the 5% limitation could affect the Fund’s ability to effectively implement a replication strategy or a representative sampling strategy. As the Fund grows, the 10% limitation might also affect its ability to effectively implement a replication strategy or a representative sampling strategy.

If the Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test. In order to qualify for relief provisions for a failure to meet the Asset Test, the Fund may be required to dispose of certain assets. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although the dividends could be eligible for the dividends received deduction for corporate shareholders and the dividends may be eligible for the lower tax rates available to non-corporate shareholders on qualified dividend income. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any taxable year for which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay a Fund-level tax on any net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year and certain other late-year losses.

If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for the year, 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, and certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains generally will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. However, the Fund may determine not to distribute, or determine to defer the distribution of, some portion of its income in non-routine circumstances. If the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

A portion of the net investment income distributions of the Fund may be treated as qualified dividend income (which, for non-corporate shareholders, is generally eligible for taxation at reduced rates). The portion of distributions that the Fund may report as qualified dividend income is generally limited to the amount of qualified dividend income received by the Fund, but if for any Fund taxable year 95% or more of the Fund’s gross income (exclusive of net capital gain from sales of stocks and securities) consists of qualified dividend income, all distributions of such income for that taxable year may be reported as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and other foreign corporations if the stock with respect to which the dividend income is paid is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Distributions reported to Fund shareholders as capital gain dividends will be taxable at the rates applicable to long-term capital gains (for taxable years beginning on or before December 31, 2012, at a maximum rate of 20% for non-corporate shareholders), regardless of how long the shareholder has owned the shares. The Fund’s shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to an additional 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have held Fund shares for less than a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s total ordinary income or net capital gain, respectively, actually earned during the period of investment in the Fund.

If the Fund’s distributions for a taxable year exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and generally result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A sale or exchange of shares in the Fund may give rise to a capital gain or loss. In general, any capital gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the capital gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Trust if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. The Trust reserves the absolute right to reject an order for Creation Units if acceptance of the securities to be exchanged for the Creation Units would have certain adverse tax consequences to the Fund.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Foreign Investments. Income received by the Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes in some cases. If as of the end of the Fund’s taxable year more than 50% of the value of the Fund’s assets consist of the securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens, resident aliens, or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portions of qualified taxes paid by the Fund during that taxable year to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes.

Back-Up Withholding. The Fund or your broker will be required to withhold (as “backup withholding”) on taxable dividends paid to any shareholder, as well as the proceeds of any redemptions of Creation Units, paid to a shareholder or Authorized Participant who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Gains from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Ordinary dividends, redemption payments and certain capital gain dividends paid after June 30, 2014 (or in certain cases, after later dates) to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Under current IRS guidance, withholding on such payments will begin at different times depending on the type of payment, the type of payee, and whether the shareholder’s account is opened before or after July 1, 2014. Withholding with respect to ordinary dividends is currently scheduled to begin on July 1, 2014 for accounts opened on or after that date and on certain later dates for accounts opened before July 1, 2014. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2017. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

In order for a foreign investor to qualify for an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are advised to consult their tax advisors concerning their specific situations and the application of state, local and foreign taxes.

FINANCIAL STATEMENTS

You may request a copy of the Trust’s Annual Report, when available, at no charge by calling 1-800-758-8320 during normal business hours.

PART C

OTHER INFORMATION

Pointbreak ETF Trust

Item 28. Exhibits

(a)	(1) Amended and Restated Certificate of Trust of Pointbreak ETF Trust, formerly BetaClone ETF Trust (2)

(2) Amended and Restated Declaration of Trust of Pointbreak ETF Trust, formerly BetaClone ETF Trust (1)

(b)	Bylaws of Pointbreak ETF Trust (2)

(c)	Not Applicable.

(d)	(1) Amended and Restated Investment Advisory Agreement between Pointbreak ETF Trust and Pointbreak Advisers LLC (1)

(2) Expense Limitation Agreement between Pointbreak ETF Trust and Pointbreak Advisers LLC (1)

(e)	(1) Amended and Restated Distribution Agreement between Pointbreak ETF Trust and Distributor (1)

(2) Form of Authorized Participant Agreement (1)

(f)	Not applicable

(g)	Amended and Restated Custodian and Transfer Agency Agreement between Pointbreak ETF Trust and Custodian and Transfer Agent (1)

(h)	(1) Amended and Restated Administrative Agency Agreement between Pointbreak ETF Trust and Administrator (1)

(2) Form of Securities Lending Agreement (2)

(3) Form of License Agreement between Pointbreak Advisers LLC and Solactive AG (2)

(i)	Opinion and Consent of Counsel (3)

(j)	Consent of Independent Registered Public Accounting Firm (1)

(k)	Not applicable

(l)	Not applicable

(m)	Form of Distribution and Service Plan (1)

(n)	Not applicable

(o)	Reserved

(p)	(1) Code of Ethics of the Pointbreak ETF Trust and Pointbreak Advisers LLC (2)

(2) Code of Ethics of Distributor (2)

(1)	Filed herewith

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 of the registration statement on form N-1A (File No. 333-205324 and 811-23068) filed with the Securities and Exchange Commission on October 20, 2015.

(3)	Incorporated by reference to Post-Effective Amendment No. 3 to the registration statement on Form N-1A (File Nos. 333-205324 and 811-23068) filed with the Securities and Exchange Commission on January 14, 2016.

1

Item 29. Persons Controlled By or Under Common Control with Registrant

Not applicable.

Item 30. Indemnification

Reference is made to Article Eight of the Registrant’s Declaration of Trust, which is incorporated by reference herein. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee.

The Registrant (sometimes referred to as the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust that permits the Registrant to indemnify every person who is, or has been, a trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”). Each Covered Person is indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

No indemnification is provided to a Covered Person:

(a) For a liability to the Trust or its shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office;

(b) With respect to any matter as to which the Covered Person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

(c) In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) above) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5 of the Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust are severable; will not affect any other rights to which any Covered Person is entitled; will continue as to a person who has ceased to be a Covered Person; and will inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust will affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust will be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either:

(a) Such undertaking is secured by a surety bond or some other appropriate security or the Trust is insured against losses arising out of any such advances; or

(b) A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion determines, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

2

Item 31. Business and Other Connections of the Investment Advisor

Reference is made to the caption “Management” in the Prospectus constituting Part A of this Registration Statement.

The information as to the directors and officers of the Pointbreak Advisers LLC set forth in Pointbreak Advisers LLC Form ADV filed with the SEC (Reference No. 801-106634), and amended through the date hereof, is incorporated herein by reference.

Item 32. Principal Underwriters

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, BLDRS Index Funds Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Century Capital Management Trust, Columbia ETF Trust, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF TRUST, Centre Funds, ETFS Trust, EGA Emerging Global Shares Trust, Elkhorn ETF Trust, FactorShares Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Laudus Trust, Laudus Institutional Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Pax World Series Trust I, Pax World Funds Trust III, PowerShares QQQ 100 Trust Series 1, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Russell Exchange Traded Funds Trust, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, Transparent Value Trust, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, Westcore Trust, Whitebox Mutual Funds, Williams Capital Liquid Assets Fund, and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Thomas A. Carter	Executive Vice President, Director	None
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Randall D. Young**	Secretary	None
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Attorney	None
Taylor Ames	Vice President	None
Troy A. Duran	Senior Vice President, Chief Financial Officer	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Tison Cory	Vice President, Intermediary Operations	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

3

Item 33. Location of Accounts and Records

All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at:

Pointbreak Advisers LLC

1200 Silliman Street

San Francisco, CA 94134

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 8 to Registration Statement under the Securities Act of 1933 and Amendment No. 10 to the Registration Statement under the Investment Company Act of 1940 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakland, and State of California on this 8th day of March, 2016.

/s/ John T. Hyland
Trustee

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed the Post-Effective Amendment No. 8 to the Registration Statement below.

Signatures	Title	Date

/s/ John T. Hyland	President, Trustee and Initial Director (Principal Executive Officer)	March 8, 2016

*	Independent Trustee	March 8, 2016

*	Independent Trustee	March 8, 2016

/s/ Howard Mah	Chief Financial Officer (Principal Financial and Accounting Officer)	March 8, 2016

*By	/s/ John T. Hyland
John T. Hyland
Attorney in Fact
pursuant to Power of Attorney dated December 22, 2015

5